UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 29, 2010

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34542	86-0891931
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

     No. 93 West Xinsong Road
Kaifeng City, Henan Province 475002
People's Republic of China

(Address of Principal Executive Offices)

(+86) 378-2925211
Registrant's Telephone Number, Including Area Code:
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 29, 2010, China Valves Technology, Inc. (the “Company”) issued a press release announcing the fourth quarter and fiscal year 2009 earnings and that it will conduct an earnings conference call for the financial results for the fourth quarter and full year 2009. A copy of the press release is hereby furnished as Exhibit 99.1 and is incorporated herein by reference.

The conference call with the Company's management will begin at 9:00 a.m. ET on Monday, March 29, 2010. To participate in the live conference call, please dial the following number five to ten minutes prior to the scheduled conference call time: (877)359-2871. International callers should dial +1(702)224-9509. When prompted by the operator, mention the conference passcode 65365413.  A replay will be available for 14 days starting on Monday, March 29, 2010 at 10:00 a.m. ET. To access the replay, please dial (800) 642-1687 and enter the passcode 65365413. International callers should dial +1(706) 645-9291 and enter the same passcode 65365413.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01.

REGULATION FD DISCLOSURE.

Information contained under Item 2.02 above is hereby incorporated by reference in its entirety.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description

99.1	Press release, dated March 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Valves Technology, Inc.

Date: March 29, 2010

/s/ Renrui Tang
Renrui Tang
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated March 29, 2010